Exhibit 10.4

                               AMENDMENT NUMBER 1

                        TO AMENDED AND RESTATED GUARANTY

         THIS AMENDMENT NUMBER 1, dated as of September 23, 2003 (the "Amendment") to the Amended and Restated Guaranty, dated as of July 19, 2001 (together with any amendments and supplements, the "Guaranty"), between THE CRONOS GROUP, as the Guarantor (together with its successors and permitted assigns, the "Guarantor") and FORTIS BANK (NEDERLAND) N.V. in its capacity as Agent (the "Agent") and in its capacity as a Noteholder (a "Noteholder"), and NIB CAPITAL BANK N.V. and HOLLANDSCHE BANK-UNIE N.V., each as a Noteholder,

                              W I T N E S S E T H:

         WHEREAS, the Guarantor, the Agent and the Noteholder have previously entered into the Guaranty;

         WHEREAS, the parties desire to amend the Guaranty in order to modify certain provisions of the Guaranty;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  Section 109. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Guaranty, or, if such terms are not defined therein, as defined in that certain Second Amended and Restated Loan Agreement, dated as of September 23, 2003 (the "Loan Agreement"), among Cronos Finance (Bermuda) Limited, Fortis Bank (Nederland) N.V., as "Agent" and as "Initial Noteholder", and NIB Capital Bank N.V. and Hollandsche Bank-Unie N.V., each as a Noteholder.

                  Section 110. Full Force and Effect. Other than as specifically modified hereby, the Guaranty shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

                  Section 111. Amendment to the Guaranty. Effective upon the execution and delivery hereof, Section 7(h) of the Guaranty is hereby amended to read in its entirety as follows:

                    "(h) the occurrence of any event or the existence of any condition, the effect of such event or condition is to cause or permit holders of debt more than $1,000,000, individually or in the aggregate of indebtedness for borrowed money of The Cronos Group or any subsidiary of The Cronos Group to become due before its (or their) stated maturity or before its (or

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Exhibit 10.4

                    their) regularly scheduled dates of payments and such event or condition remains unremedied for more than 60 days;"

                  Section 112. Representations and Warranties. The Guarantor, the Agent and ther Noteholder each hereby confirms that each of the representations and warranties set forth in Section 5 of the Guaranty are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

                  Section 113. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of September 23, 2003.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Guaranty, and (ii) each reference in the Guaranty to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Guaranty shall mean and be a reference to the Guaranty as amended or modified hereby.

                  Section 114. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  Section 115. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature page follows.]

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Exhibit 10.4

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

                                        THE CRONOS GROUP

                                        By: /s/ DENNIS J TIETZ
                                            ---------------------------
                                        Name: Dennis J Tietz
                                        Title: Chief Executive Officer

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

Exhibit 10.4

APPROVED AND ACCEPTED

FORTIS BANK (NEDERLAND) N.V.,
as Agent and Noteholder

By: /s/ MENNO A.N. VAN LACUM
   -------------------------
Name: Menno A.N. van Lacum
Title: Account Manager

By: /s/ PAUL R.G. ZAMAN
   --------------------
Name: Paul R.G. Zaman
Title: Deputy Director

NIB CAPITAL BANK N.V., as Noteholder

By: /s/ DIETER P. FENNEMA                            By: /s/ CHRIS MULDER
   ----------------------                               -----------------
Name: Dieter P. Fennema                              Name: Chris Mulder
Title: Vice President                                Title: Legal Counsel

By: /s/ J.B.J. STEGMANN
   --------------------
Name: J.B.J. Stegmann
Title: Managing Director

HOLLANDSCHE BANK-UNIE N.V., as a Noteholder

By: /s/ L.J.M. BLOEMHEUEL
   ----------------------
Name: L.J.M. Bloemheuel
Title: Proxy

By: /s/ R.A.C. COENRAADTS
   ----------------------
Name: R.A.C. Coenraadts
Title: Proxy

                                                                            E112

Exhibit 10.5

                   AMENDMENT NUMBER 2 TO MANAGEMENT AGREEMENT

         THIS AMENDMENT NUMBER 2, dated as of October 15, 2003 (this "Amendment") to the Management Agreement, dated as of September 18, 2002 (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the "Management Agreement"), each by and between CF LEASING LTD., a limited liability company organized and existing under the laws of Bermuda (the "Borrower"), and CRONOS CONTAINERS (CAYMAN) LTD., a corporation organized and existing under the laws of the Cayman Islands (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Manager have previously entered into the Management Agreement;

         WHEREAS, the parties desire to amend the Management Agreement in order to modify certain provisions of the Management Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Management Agreement and if not set forth therein, then in the Loan Agreement.

         SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Management Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

         SECTION 3. Amendment to the Management Agreement. Effective on the date hereof, following the execution and delivery hereof, the Management Agreement is hereby amended as follows:

            (a) Section 11.1(k) of the Management Agreement is hereby amended and restated in its entirety as follows:

                                    "judgments are rendered against The Cronos
                  Group which individually or in the aggregate exceed the amount of $3,000,000 accrued for litigation contingencies by The Cronos Group in its annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2002 by more than $1,000,000, and which judgment(s) remains (i) unpaid and (ii) are not stayed by notice of filing of an appeal, the

                                                                            E113
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Exhibit 10.5

                  posting of a bond, or by agreement with the judgment creditor(s), for a period of sixty (60) days after the entry thereof;";

            (b) Section 11.1(p) of the Management Agreement is hereby amended and restated in its entirety as follows:

                                    "the Consolidated Tangible Net Worth of The
                  Cronos Group (as reflected in the most recently available financial statements of The Cronos Group delivered pursuant to
                  Section 7.12 hereof) shall be less than an amount equal to the sum of (i) Forty-Five Million Dollars ($45,000,000) and (ii) the product of (x) fifty percent (50%) and (y) all consolidated net income (but not reduced for net losses), determined in accordance with GAAP, of The Cronos Group and its consolidated Subsidiaries for all periods commencing after December 31, 2002;"; and

            (c) Section 11.1(t) of the Management Agreement is hereby amended by replacing the reference therein to "5.00" with "4.50".

         4. Representations, Warranties and Covenants. The Manager hereby confirms that each of the representations, warranties and covenants set forth in Sections 14 and 20.1, and the Borrower hereby confirms that each of the representations and warranties set forth in Section 20.2, of the Management Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties and covenants expressly relate to earlier dates.

         SECTION 5. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of October 15, 2003.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Management Agreement, and (ii) each reference in the Management Agreement to "this Agreement" and "hereof", "hereunder" or words of like import, and each reference in any other document to the Management Agreement shall mean and be a reference to the Management Agreement as amended or modified hereby.

         SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF

                                                                            E114